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                                                                   Exhibit 10.21


                               RAYOVAC CORPORATION

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                         AMENDED AND RESTATED EFFECTIVE

                                  JULY 1, 2002

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                               RAYOVAC CORPORATION

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     The Rayovac Corporation Supplemental Executive Retirement Plan was established effective October 1, 1999 as an unfunded pension plan to provide supplemental benefits to a select group of management or highly compensated employees within the meaning of the regulations under the Employee Retirement Income Security Act of 1974. The Plan is hereby amended and restated effective July 1, 2002.

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                                    ARTICLE I
                                   DEFINITIONS

     As used in the Plan, the following terms shall have the meanings set forth below.

     1.1 ACCOUNT. For any Participant, the account established for such Participant under Section 3.1.

     1.2 ACCOUNT BALANCE. For any Participant as of any date, the aggregate amount reflected in his Account.

     1.3 ACTIVE PARTICIPANT. A key executive employee of the Company designated by the Board by resolution to be an Active Participant pursuant to
Section 2.1 who has not lost that status pursuant to Section 2.2.

     1.4 AFFILIATE. Any entity that, with the Company, constitutes a group of trades or businesses under common control, a controlled group of corporations, an affiliated service group or a group of corporations otherwise required to be aggregated as proved in sections 414(b), (c), (m) and (o) of the Code, respectively.

     1.5 BENEFICIARY. The person or legal entity designated to receive benefits hereunder following the Participant's death, in accordance with Section 5.3.

     1.6    BOARD. The Board of Directors of the Company.

     1.7 CHANGE OF CONTROL. Any of the following events shall constitute a Change of Control:

            (a) the acquisition by any individual, entity or group (within the meaning of section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 ("Exchange Act") (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of voting securities of (i) the Company or (ii) the surviving entity in any reorganization, merger or consolidation involving the Company (any such entity referred to

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herein as the "Surviving Company") where such acquisition causes such Person to own more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Surviving Company entitled to vote generally in the election of directors, other than acquisitions by the Thomas H. Lee Company or its affiliates;

            (b) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or

            (c) the acquisition by a third party not affiliated with the Company of all or substantially all of the Company's assets.

     1.8    CODE. The Internal Revenue Code of 1986, as amended.

     1.9    COMPANY. Rayovac Corporation.

     1.10 COMPENSATION. The amount, as of October 1 of a Plan Year, established by the Company as the base salary for an Active Participant for such Plan Year without regard to any election made by such Active Participant pursuant to either section 125 or section 402(e)(3) of the Code. Compensation shall not include any irregular payments such as bonuses or incentive compensation or income, if any, derived from stock options or expense reimbursement arrangements and shall not include employer contributions under any employee pension plan or employee welfare plan or arrangement. Compensation shall be determined as of October 1 of each Plan Year without regard to the amount actually paid to an Active Participant during such Plan Year.

     1.11 DISABILITY. The disability of a Participant within the meaning of the Rayovac Long-Term Disability Plan for Salaried Employees.

     1.12 PARTICIPANT. An Active Participant or any other individual who has an Account Balance under the Plan.

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     1.13   PLAN. The Rayovac Corporation Supplemental Executive Retirement
Plan, as amended.

     1.14 PLAN YEAR. The twelve-month period commencing on each October 1 and ending on September 30.

     1.15 YEAR OF SERVICE. A year of service within the meaning of the Rayovac Profit Sharing and Savings Plan.

                                   ARTICLE II
                                  PARTICIPATION

     2.1 BECOMING AN ACTIVE PARTICIPANT. The Board shall designate by resolution each individual who is an Active Participant in the Plan and the effective date that he becomes an Active Participant.

     2.2 LOSS OF STATUS AS AN ACTIVE PARTICIPANT. An individual who becomes an Active Participant shall remain an Active Participant until the earlier of the date on which such individual ceases to be a key executive employee of the Company or the date as of which the Board determines that such individual shall no longer be an Active Participant.

                                   ARTICLE III
                                  CONTRIBUTIONS

     3.1 ACCOUNTS. The Company shall establish and maintain on its books an Account for each Participant.

     3.2 AMOUNT OF ALLOCATION. As of October 1 of each Plan Year, the Company shall credit to the Account of each Active Participant as of that date an amount equal to 15 percent of such Active Participant's Compensation.

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     3.3    EARNINGS. In addition to the amounts determined in accordance with
Section 3.2 there shall be credited to a Participant's Account as of the last day of each calendar quarter an amount equal to 2% of the Participant's Account Balance as of the first day of the Plan Year containing such calendar quarter.

                                   ARTICLE IV
                                     VESTING

     4.1 GENERAL RULES. The determination of whether a Participant has a fully vested and nonforfeitable interest in his Account shall be made in accordance with the following rules:

            (a) FULL VESTING. A Participant shall have a fully vested and nonforfeitable interest in his Account upon the occurrence of any of the following while employed by the Company:

                 (i)    death;

                 (ii)   Disability;

                 (iii) the completion of five (5) Years of Service after becoming a Participant in the Plan; and

                 (iv)   a Change in Control.

            (b) PARTIAL VESTING. If a Participant is not fully vested pursuant to subparagraph (a) above, then the vested interest in his Account shall be determined in accordance with the following vesting schedule:

            Years of Service                   Percent Vested
            ----------------                   --------------
            Less than 1 year                          0%
            1 year but less than 2 years             20%
            2 years but less than 3 years            40%
            3 years but less than 4 years            60%

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

            4 years but less than 5 years            80%
            5 or more years                         100%

                                    ARTICLE V
                               PAYMENT OF BENEFITS

     5.1 FORM AND TIME OF PAYMENT. A Participant's vested Account Balance shall be paid to the Participant or his Beneficiary in accordance with this
Section 5.1.

            (a)  All payments under the Plan shall be made in cash.

            (b) Except as otherwise provided in Section 5.2, payment of a Participant's vested Account Balance shall be made or shall commence as soon as practicable after the January 1 on or next following the date determined pursuant to Section 5.1(c). Such payment shall be net of any amounts required to be withheld pursuant to federal, state or local tax laws. The forms of distribution available under the Plan shall be (a) a lump sum or (b) 5 annual installments, with earnings being credited as provided under Section 3.3 with respect to amounts remaining in the Participant's Account while installment payments are being made. In the case of the installment form of payment, each of the first four annual installment payments shall be equal to 20% of the Participant's Account Balance as of the date the first annual installment payment commences, and the fifth annual installment payment shall be equal to the Participant's remaining Account Balance as of the date on which the fifth annual installment payment is due.

            (c) When an individual first becomes an Active Participant under the Plan, he must elect the date as of which distribution of his Account Balance is to be made or commence and which form of distribution described in Subsection (b) shall apply. Such election shall be irrevocable except that:

                 (i) a Participant who has not become entitled to a distribution

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                        of his Account Balance may make an election to defer
                        receipt of any payment under the Plan to a future, specified date, provided, however, that such election shall not take effect unless it is made more than 180 days before the beginning of the Plan Year in which such payment is scheduled to be made or commenced; and

                 (ii) the Board, upon the request of a Participant, may approve a change in the Participant's election as to the date and/or form of distribution of his Account Balance, provided the Board determines, in its discretion, that the Participant has experienced a significant change in circumstances.

            Notwithstanding any date elected pursuant to this Subsection (c), the distribution of a Participant's benefit will be made or commenced as soon as administratively practicable after the January 1 on or next following the later of: (i) the date on which the Participant attains age 62 or (ii) the date of the Participant's termination of employment, including termination by reason of the Participant's Disability.

     5.2 PAYMENT IN THE EVENT OF PARTICIPANT'S DEATH. Notwithstanding any election made by a Participant pursuant to Section 5.1, any Account Balance that has not been paid to the Participant as of the date of his death shall be paid to the Participant's Beneficiary in a single lump sum as soon as administratively practicable after the date on which the Company receives notification of the Participant's death.

     5.3 DESIGNATION OF BENEFICIARY. Each Participant shall file with the Board a written designation of one or more persons or entities as the Beneficiary who shall be entitled to

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receive benefits, if any, payable upon the Participant's death. Any such designation shall be made in such manner and form as the Board shall specify. A Participant may from time to time revoke or change the designation of a Beneficiary by filing a new written designation with the Board. The most recent designation on file with the Board shall be controlling. If the Participant does not designate a Beneficiary, or if the Beneficiary designated is not living at the time of the Participant's death, the Participant's estate shall be the Beneficiary.


                                   ARTICLE VI
                                 ADMINISTRATION

     6.1 DUTIES. The Board shall be the "named fiduciary" of the Plan. The Board shall from time to time establish rules for the administration of the Plan, including the designation of a committee or individual to which the Board may delegate its duties under the Plan. The Board may rely on the records of the Company or any Affiliate with respect to any and all factual matters dealing with participation or benefits under the Plan. In case of any dispute hereunder, the Board shall have the discretion to interpret the terms and intent of the Plan and shall determine all questions regarding entitlement to participation or benefits or any other questions arising in the administration, interpretation and application of the Plan, provided, however that no member of the Board shall participate in any decision with respect to a claim made by such member of the Board under the Plan. All such determinations shall be final, conclusive and binding except to the extent that they are appealed under the following claims procedure. Every decision and action of the Board shall be valid if concurred in by a majority of the members then in office, which concurrence may be had without a formal meeting. The Board shall adopt rules governing its procedures not inconsistent herewith.

     6.2    Benefit Claims Procedure.

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            (a)  DENIAL OF CLAIM. In the event that the claim of any person to all or any part of any payment or benefit under the Plan shall be denied, the Board shall provide to the claimant, within sixty (60) days after receipt of such claim, a written notice setting forth, in a manner calculated to be understood by the claimant, (i) the specific reason or reasons for the denial;
(ii) specific references to the pertinent Plan provisions on which the denial is based; (iii) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation as to why such material or information is necessary; and (iv) an explanation of the Plan's claim procedure.

     6.3 REQUEST FOR REVIEW. Within sixty (60) days after receipt of the material described above, the claimant shall have a reasonable opportunity to appeal the denial of the claim to the Board for a full and fair review. The claimant or his duly authorized representative may (i) request a review upon written notice to the Board; (ii) review pertinent documents; and (iii) submit issues and comments in writing.

     6.4 DECISION ON REVIEW. A decision by the Board will be made not later than sixty (60) days after receipt of a request for review, unless special circumstances require an extension of time for processing, in which event a decision shall be rendered as soon as possible, but in no event later than one hundred and twenty (120) days after such receipt. The Board's decision on review shall be written and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant, with specific references to the pertinent Plan provisions on which the decision is based.


                                   ARTICLE VII
              NATURE OF COMPANY OBLIGATION AND PARTICIPANT INTEREST

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     7.1    PARTICIPANT INTEREST IN THE PLAN. The interest of the Participant or any person claiming by or through him under the Plan shall be solely that of an unsecured general creditor of the Company. Benefits payable under the Plan shall be payable solely from the general assets of the Company, and neither the Participant nor any person claiming by or through him shall have any right to any specific property or assets separate from such general assets in satisfaction of any claim for benefit payments. In the event the Company elects to set aside a reserve through the purchase of insurance or other means to enable it to fund the payment of retirement income benefits under the Plan, it is expressly understood that any such policies or other reserved assets shall be general assets of the Company and that no Participant shall have any right, claim, title to or interest in such policies or other reserved assets or their proceeds.

     7.2 SUPPLEMENTAL NATURE OF BENEFITS. In all respects any retirement benefits shall be independent of, and in addition to, any other benefits or compensation of any sort, payable to or on behalf of the Participant under any other arrangement sponsored by the Company or any Affiliate, or any other agreement between the Company or any Affiliate and the Participant in any capacity.


                                  ARTICLE VIII
                                  MISCELLANEOUS

     8.1 PLAN AMENDMENT. The Plan may be amended or terminated by the Company at any time in whole or in part; provided, however, that the vested benefits of Participants under the Plan may not be canceled, reduced or diminished by any such amendment or termination.

     8.2 NO CONTRACT OF EMPLOYMENT. The Plan shall not be deemed to constitute a contract between the Company and any Participant or employee for the continued employment

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of any such individual with the Company or any Affiliate. Nothing contained in this Plan shall be deemed to give any Participant or employee the right to be retained in the service of the Company or to interfere with the right of the Company to discharge any Participant or employee at any time regardless of the effect that such discharge shall or may have upon him under the Plan.

     8.3 ASSIGNMENT OF BENEFIT AND CLAIMS OF CREDITORS. None of the benefits under the Plan are subject to the claims of creditors of a Participant or any person claiming by or through him and will not be subject to attachment, garnishment or any other legal process. Neither a Participant nor any person claiming by or through him may assign, sell, borrow on or otherwise encumber any of his beneficial interest under the Plan, nor shall any such interest be in any manner liable for or subject to the deeds, contracts, liabilities, engagements or torts of a Participant or any person claiming by or through him.

     8.4 CONSTRUCTION OF PLAN. The Plan shall be construed in accordance with the laws of Wisconsin, except as such laws are superseded by any federal law, in which case such other federal law shall control.

     8.5 GENDER AND NUMBER. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. Where appropriate, words used in the singular include the plural, and words used in the plural include the singular.

     8.6 DISTRIBUTION TO MINOR OR INCOMPETENT PERSON. In making any distribution to or for the benefit of any minor or person declared legally incompetent, the Board, in its sole, absolute and uncontrolled discretion, may, but need not, direct such distribution to a legal or natural guardian or court-appointed committee of such incompetent, and any such

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guardian or committee shall have full authority and discretion to expend such distribution for the use and benefit of such minor or incompetent. The receipt of such distribution by such guardian or committee shall be a complete discharge to the Company without any responsibility on its part or on the part of the Board to see to the application thereof.

     8.7 LEGALITY AND VALIDITY. If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect its remaining parts, and the Plan shall be construed and enforced as if such illegal and invalid provisions had never been inserted herein.

     IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officer this 13 day of June, 2002.

                                    RAYOVAC CORPORATION


                                    By: /s/ Kent J. Hussey
                                        -----------------------------------

                                    Title: President and CFO
                                           --------------------------------
Attest:
/s/ Thomas Weiss
---------------------------
Director, Compensation & Benefits
June 13, 2002

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                               RAYOVAC CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                          BENEFICIARY DESIGNATION FORM

     In accordance with the Rayovac Corporation Supplemental Executive Retirement Plan (the "Plan"), I __________________________ hereby designate ______________________ of _________________________________________,
__________________________ (full address) as the beneficiary of any benefits to my credit under the Plan at the time of my death. I understand that I may revoke this beneficiary designation at any time by filing a new beneficiary designation form with __________________________. I also understand that if I do not make a valid beneficiary designation or if my designated beneficiary is not living at the time of my death any benefits under the Plan that are payable following my death will be paid to my estate.


                                          -------------------------------
                                          Participant's Signature


                                          -------------------------------
                                          Date


Sworn to and subscribed
 before me this ____day of
___________, ____.

(SEAL)

__________________
Notary Public

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                               RAYOVAC CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                    TIME AND FORM OF DISTRIBUTION DESIGNATION

     I, _______________________________, hereby acknowledge my participation in the Rayovac Corporation Supplemental Executive Retirement Plan (the "Plan") effective _____________________, _________. I understand that, in accordance with the terms of the Plan, I hereby irrevocably elect to receive my benefits under the Plan as follows:

TIMING OF DISTRIBUTION

NEW PARTICIPANTS (Participants commencing participation in the Plan must make an election below.)

  _____ I wish to have the distribution of my benefits under the Plan commence as soon as administratively practicable after the January 1 on or next following:

          _____   Termination of Employment (including by reason of disability)

          _____   _________________________________________________
                  (Specified Date - Notwithstanding the date you select, the distribution of your benefits will commence as soon as administratively practicable after the January 1 on or next following the later of (i) the date on which you attain age 62 and (ii) the date of your termination of employment.)

CHANGE OF ELECTION (Participants who wish to change a prior election must make an election below.)

  _____ I wish to defer the distribution of my account balance under the Plan to a future, specified date that is later than the date on which I am scheduled to receive a distribution. I understand that this change will take effect only if the change is made at least 180 days before the beginning of the Plan Year (which currently runs from October 1 to September 30) in which the payment of my account balance is presently scheduled to be made or commenced.

                  _________________________________________________
                  (Specified Date - Notwithstanding the date selected, the distribution of your benefits will commence as soon as administratively practicable after the January 1 on or next following the later of (i) the date on which you attain age 62 and (ii) the date of your termination of employment.)

  _____ Subject to approval by the Board of Directors, I wish to change the date and/or the form in which my Account Balance will be paid because I have experienced a significant change in my circumstances. (See the Plan Administrator for further details regarding this option.)

FORM OF DISTRIBUTION

(Participants commencing participation in the Plan must make an election under this Section.)

I wish to have the distribution of my benefits under the Plan made in the form of:

  _____   a lump-sum payment

  _____   5 annual installments

Sworn to and subscribed before me                 ------------------------------
this ___day of   ________________, 200___.        Participant's Signature
(SEAL)

_________________________________                 ______________________________

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Notary Public                           Date